Exhibit 10.3

Banc of America Leasing & Capital, LLC	Equipment Security Note Number: 70001

This Equipment Security Note No. 70001, dated as of March 14, 2013, (this “Equipment Note”), is entered into pursuant to and incorporates by this reference all of the terms and provisions of that certain Master Loan and Security Agreement No. 25463-70000 dated as of March 14, 2013 (the “Master Agreement”), by and between Banc of America Leasing & Capital, LLC (“Lender”) and Stellaris LLC (“Co-Borrower”), Arb, Inc. (“Co-Borrower”), James Construction Group, L.L.C. (“Co-Borrower”), Miller Springs Materials, L.L.C. (“Co-Borrower”) and Primoris Energy Services Corporation (“Co-Borrower”), (each a Co-Borrower herein, together referred to as “Borrower”).  All capitalized terms used herein and not defined herein shall have the respective meanings assigned to such terms in the Master Agreement. If any provision of this Equipment Note conflicts with any provision of the Master Agreement, the provisions contained in this Equipment Note shall prevail. Borrower hereby authorizes Lender to insert the serial numbers and other identification data of the Equipment, dates, and other omitted factual matters or descriptions in this Equipment Note.

The occurrence of an “Event of Default,” as defined in the Master Agreement, shall entitle Lender to accelerate the maturity of this Equipment Note and to declare the Prepayment Amount to be immediately due and payable, and to proceed at once to exercise each and every one of the remedies provided in the Master Agreement or otherwise available at law or in equity.  All of Borrower’s Obligations under this Equipment Note are absolute and unconditional, and shall not be subject to any offset or deduction whatsoever.  Borrower waives any right to assert, by way of counterclaim or affirmative defense in any action to enforce Borrower’s Obligations hereunder, any claim whatsoever against Lender.

1.         Equipment Financed; Equipment Location; Grant of Security Interest.  Subject to the terms and provisions of the Master Agreement and as provided herein, Lender is providing financing in the principal amount described in Section 2 below to Borrower in connection with the acquisition or financing of the following described Equipment:

Quantity	Description	Serial Number	Cost

See Exhibit “A” attached hereto and made a part hereof.

Location of Equipment.  The Equipment will be located or (in the case of over-the-road vehicles) based at the following locations:

Location	Address	City	County	State	ZIP

See Exhibit “A” attached hereto and made a part hereof.

Borrower has agreed and does hereby grant a security interest in and to the Equipment and the Collateral related thereto, whether now owned or hereafter acquired and wherever located, in order to secure the payment and performance of all Obligations owing to Lender, including but not limited to this Equipment Note, all as more particularly provided in the Master Agreement.  Lender’s agreement to provide the financing contemplated herein shall be subject to the satisfaction of all conditions established by Lender and Lender’s prior receipt of all required documentation in form and substance satisfactory to Lender in its sole discretion.

2.         Payments.  For value received, Borrower promises to pay to the order of Lender, the principal amount of $16,115,986.00, together with interest thereon as provided herein.  This Equipment Note shall be payable by Borrower to Lender in 84 (eighty four) consecutive monthly, installments of principal and interest (the “Payments”) commencing on April 25, 2013 (the “Initial Payment”) and continuing thereafter through and including March 25, 2020 (the “Maturity Date”) (collectively, the “Equipment Note Term”).  Each Payment shall be in the amount provided below, and due and payable on the same day of the month as the Initial Payment set forth above in each succeeding payment period (each, a “Payment Date”) during Equipment Note Term.  All interest hereunder shall be calculated on the basis of a year of 360 days comprised of 12 months of 30 days each.  The final Payment due and payable on the Maturity Date shall in any event be equal to the entire outstanding and unpaid principal amount of this Equipment Note, together with all accrued and unpaid interest, charges and other amounts owing hereunder and under the Master Agreement.

(a)  Interest Rate.  Interest shall accrue on the entire principal amount of this Equipment Note outstanding from time to time at a fixed rate of two and 18/100 percent (2.18%) per annum or, if less, the highest rate of interest permitted by applicable law (the “Interest Rate”), from the date hereof until the principal amount of this Equipment Note is paid in full, and shall be due and payable on each Payment Date.

(b)  Payment Amount.  The principal and interest amount of each Payment shall be $207,043.99.

3.             Prepayment.  Borrower may prepay all (but not less than all) of the outstanding principal balance of this Equipment Note on a scheduled Payment Date upon 30 days prior written notice from Borrower to Lender, provided that any such prepayment shall be made together with (a) all accrued interest and other charges and amounts owing hereunder through the date of prepayment, and (b) a prepayment charge calculated as follows: three percent (3.0%) of the amount prepaid during months one (1) through twelve (12), two percent (2.0%) of the amount prepaid during months thirteen (13) through twenty-four (24), one percent (1.0%) of the amount prepaid during months twenty-five (25) through thirty-six (36) and no prepayment penalty thereafter; provided, however, that, if any prepayment of this Equipment Note is made following an Event of Default, by reason of acceleration or otherwise, the prepayment charge shall be calculated based upon the full original Equipment Note Term.

4.         Borrower Acknowledgements.  Upon delivery and acceptance of the Equipment, Borrower shall execute this Equipment Note evidencing the amounts financed by Lender in respect of such Equipment and the Payments of principal and interest hereunder.  By its execution and delivery of this Equipment Note, Borrower:

(a)                   reaffirms of all of Borrower’s representations, warranties and covenants as set forth in the Master Agreement and represents and warrants that no Default or Event of Default under the Master Agreement exists as of the date hereof;

(b)                   represents, warrants and agrees that: (i) the Equipment has been delivered and is in an operating condition and performing the operation for which it is intended to the satisfaction of Borrower; (ii) each item of Equipment has been unconditionally accepted by Borrower for all purposes under the Master Agreement and this Equipment Note; and (iii) there has been no material adverse change in the operations, business, properties or condition, financial or otherwise, of Borrower or any Guarantor since June 30, 2012;

(c)                    authorizes and directs Lender to advance the principal amount of this Equipment Note to reimburse Borrower or pay Vendors all or a portion of the purchase price of Equipment in accordance with Vendors’ invoices therefor, receipt and approval of which are hereby reaffirmed by Borrower; and

(d)         agrees that Borrower is absolutely and unconditionally obligated to pay Lender all Payments at the times and in the manner set forth herein.

5.         Registration.

(a)  All items of Equipment that are motor vehicles shall at all times be registered and titled as follows:

(A) Registered Owner.	James Construction Group, L.L.C.
11200 Industriplex Blvd, Ste 150
Baton Rouge, LA 70809

Miller Springs Materials, L.L.C.
11200 Industriplex Boulevard, Suite 150
Baton Rouge, LA 70809

Stellaris LLC
26000 Commercentre Drive
Lake Forest, CA 92630

(B) Lienholder.	Banc of America Leasing & Capital, LLC
2059 Northlake Parkway, 3rd Floor
Tucker, GA 30084

(b)         Borrower shall be responsible for the correct titling of all such items of Equipment.  Borrower shall cause the original certificates of title to be delivered to Lender for retention in Lender’s files throughout the term of the Equipment Note.  All costs of such registration and licensing are for the account of Borrower.

BANC OF AMERICA LEASING & CAPITAL, LLC		Co-Borrower: STELLARIS LLC
By: Primoris Services Corporation (fka Primoris Corporation), its Sole Member

By:	//Freda Akuffo

Printed Name:	Freda Akuffo	By:	//Alfons Theeuwes
		Printed Name:	Alfons Theeuwes
Title:	Assistant Vice President	Title:	Senior Vice President

Advance Date: March 25, 2013
Co-Borrower: ARB, INC.

		By:	//Alfons Theeuwes
		Printed Name:	Alfons Theeuwes

		Title:	Chief Financial Officer

Co-Borrower: JAMES CONSTRUCTION GROUP, L.L.C.

		By:	//Peter J. Moerbeek
		Printed Name:	Peter J. Moerbeek

		Title:	Manager

Co-Borrower: MILLER SPRINGS MATERIALS, L. L. C.
By: BTEX Materials, L.L.C., its Sole Member

		By:	//Donald Bonaventure
		Print Name:	Donald Bonaventure

		Title:	Chief Financial Officer

Co-Borrower: PRIMORIS ENERGY SERVICES CORPORATION

		By:	//Peter J. Moerbeek
		Print Name:	Peter J. Moerbeek

		Title:	Manager

Exhibit A

Stellaris LLC; Arb, Inc.; James Contruction Group, L.L.C.; Miller Springs Materials, L.L.C. and Primoris Energy Services Corporation (Co-Borrowers)

25463-70001

Co - Borrower	Make	Model	Equipment Description	Year	Serial #	Day One FMV	Equipment Location				County
JCG	CATERPILLAR	320DL	EXCAVATOR	2012	SPN00846	86,803	11200 Industriplex Blvd, Ste. 150	Baton Rouge	LA	70809	E. Baton Rouge
JCG	KENWORTH	T800	DUMP TRUCK	2013	1NKDXPEX9DJ362709	147,243	11200 Industriplex Blvd, Ste. 150	Baton Rouge	LA	70809	E. Baton Rouge
JCG	KENWORTH	T800	DUMP TRUCK	2013	1NKDXPEX7DJ362708	147,243	11200 Industriplex Blvd, Ste. 150	Baton Rouge	LA	70809	E. Baton Rouge
JCG	KENWORTH	T800	DUMP TRUCK	2013	1NKDXPEX5DJ362707	147,243	11200 Industriplex Blvd, Ste. 150	Baton Rouge	LA	70809	E. Baton Rouge
JCG	KENWORTH	T800	DUMP TRUCK	2013	1NKDXPEX3DJ362706	147,243	11200 Industriplex Blvd, Ste. 150	Baton Rouge	LA	70809	E. Baton Rouge
JCG	CATERPILLAR	930K IT	WHEEL LOADER	2012	RHN00699	165,598	11200 Industriplex Blvd, Ste. 150	Baton Rouge	LA	70809	E. Baton Rouge
JCG	CATERPILLAR	320EL	EXCAVATOR	2012	WBK00575	170,834	11200 Industriplex Blvd, Ste. 150	Baton Rouge	LA	70809	E. Baton Rouge
JCG	CATERPILLAR	324EL	EXCAVATOR	2012	PNW0256	193,869	11200 Industriplex Blvd, Ste. 150	Baton Rouge	LA	70809	E. Baton Rouge
JCG	CATERPILLAR	M318D	EXCAVATOR	2012	D8W00617	272,800	11200 Industriplex Blvd, Ste. 150	Baton Rouge	LA	70809	E. Baton Rouge
JCG	CATERPILLAR	D6T LGP	TRACK-TYPE TRACTOR	2012	ZJB00356	295,839	11200 Industriplex Blvd, Ste. 150	Baton Rouge	LA	70809	E. Baton Rouge
JCG	CATERPILLAR	140M	MOTOR GRADER	2012	M9001046	338,314	11200 Industriplex Blvd, Ste. 150	Baton Rouge	LA	70809	E. Baton Rouge
JCG	CATERPILLAR	140M	MOTOR GRADER	2012	M9D01206	343,697	11200 Industriplex Blvd, Ste. 150	Baton Rouge	LA	70809	E. Baton Rouge
MSM	MATE	26’ QUAD AXLE	Mate 26’ Quad Axle Frame Trailers	2013	1M9F26335DH036737	60,745	6218 Hwy. 317	Belton	TX	76513	Bell
MSM	MATE	26’ QUAD AXLE	Mate 26’ Quad Axle Frame Trailers	2013	1M9F26337DH036738	60,745	6218 Hwy. 317	Belton	TX	76513	Bell
MSM	MATE	26’ QUAD AXLE	Mate 26’ Quad Axle Frame Trailers	2013	1M9F26339DH036739	60,745	6218 Hwy. 317	Belton	TX	76513	Bell
MSM	MATE	26’ QUAD AXLE	Mate 26’ Quad Axle Frame Trailers	2013	1M9F26335DH036740	60,745	6218 Hwy. 317	Belton	TX	76513	Bell
MSM	MATE	26’ QUAD AXLE	Mate 26’ Quad Axle Frame Trailers	2013	1M9F26337DH036741	60,745	6218 Hwy. 317	Belton	TX	76513	Bell
MSM	CATERPILLAR	330CL	EXCAVATOR	2012	DKY02771	67,921	11200 Industriplex Blvd, Ste. 150	Baton Rouge	LA	70809	E. Baton Rouge
MSM	KENWORTH	T800	Tandem Tractor	2013	1XKDDP9X1DJ356430	112,328	6218 Hwy. 317	Belton	TX	76513	Bell
MSM	KENWORTH	T800	Tandem Tractor	2013	1XKDDP9X5DJ356429	112,328	6218 Hwy. 317	Belton	TX	76513	Bell
MSM	KENWORTH	T800	Tandem Tractor	2013	1XKDDP9X5DJ369133	112,328	6218 Hwy. 317	Belton	TX	76513	Bell
MSM	KENWORTH	T800	Tandem Tractor	2013	1XKDDP9X9DJ369135	112,328	6218 Hwy. 317	Belton	TX	76513	Bell
MSM	KENWORTH	T800	Tandem Tractor	2013	1XKDDP9X7DJ369134	112,328	6218 Hwy. 317	Belton	TX	76513	Bell
MSM	CATERPILLAR	980K	WHEEL LOADER	2012	W7K00689	382,340	11200 Industriplex Blvd, Ste. 150	Baton Rouge	LA	70809	E. Baton Rouge
PESC	CATERPILLAR	D6T	PIPELAYER DOZER	2012	ZJB01146	428,957	1010 County Road 59	Rosharon	TX	77583	Brazoria
PESC	CATERPILLAR	D6T	PIPELAYER DOZER	2012	ZJB01149	428,957	1010 County Road 59	Rosharon	TX	77583	Brazoria
PESC	CATERPILLAR	D6T	PIPELAYER DOZER	2012	ZJB01147	428,957	1010 County Road 59	Rosharon	TX	77583	Brazoria
PESC	CATERPILLAR	D6T	PIPELAYER DOZER	2012	ZJB004	428,957	1010 County Road 59	Rosharon	TX	77583	Brazoria
PESC	CATERPILLAR	D6T	PIPELAYER DOZER	2012	ZJB01150	428,957	1010 County Road 59	Rosharon	TX	77583	Brazoria
STELLARIS	PETERBILT	330	UTILITY TRUCK	2012	2NPNHM6X6CM164668	90,907	20602 Indian Ocean	Lake Forest	CA	92630	Orange
STELLARIS	PETERBILT	330	UTILITY TRUCK	2012	2NPNHM6X8CM164669	90,907	20602 Indian Ocean	Lake Forest	CA	92630	Orange
STELLARIS	PETERBILT	365	WATER TRUCK 6X6	2013	1NPSM50X7DD196792	203,072	20602 Indian Ocean	Lake Forest	CA	92630	Orange
STELLARIS	PETERBILT	365	WATER TRUCK 6X7	2013	1NPSM50X9DD196793	203,072	20602 Indian Ocean	Lake Forest	CA	92630	Orange
STELLARIS	CATERPILLAR	D6T	PIPELAYER DOZER	2012	ZJB01151	424,436	26000 Commercentre Dr	Lake Forest	CA	92630	Orange
STELLARIS	CATERPILLAR	D6T	PIPELAYER DOZER	2012	ZJB01152	424,436	26000 Commercentre Dr	Lake Forest	CA	92630	Orange
STELLARIS	CATERPILLAR	D6T	PIPELAYER DOZER	2012	ZJB01153	424,436	26000 Commercentre Dr	Lake Forest	CA	92630	Orange
STELLARIS	CATERPILLAR	D6T	PIPELAYER DOZER	2012	ZJB01154	424,436	26000 Commercentre Dr	Lake Forest	CA	92630	Orange
STELLARIS	CATERPILLAR	D6T	PIPELAYER DOZER	2012	ZJB01155	424,436	26000 Commercentre Dr	Lake Forest	CA	92630	Orange
STELLARIS	CATERPILLAR	D6T	PIPELAYER DOZER	2012	ZJB01156	425,287	26000 Commercentre Dr	Lake Forest	CA	92630	Orange
STELLARIS	CATERPILLAR	D6T	PIPELAYER DOZER	2012	ZJB01157	425,287	26000 Commercentre Dr	Lake Forest	CA	92630	Orange
STELLARIS	CATERPILLAR	D6T	PIPELAYER DOZER	2012	ZJB01158	425,287	26000 Commercentre Dr	Lake Forest	CA	92630	Orange

STELLARIS	CATERPILLAR	D6T	PIPELAYER DOZER	2012	ZJB01159	425,287	26000 Commercentre Dr	Lake Forest	CA	92630	Orange
STELLARIS	CATERPILLAR	D6T	PIPELAYER DOZER	2012	ZJB01160	425,287	26000 Commercentre Dr	Lake Forest	CA	92630	Orange
STELLARIS	CATERPILLAR	D6T	PIPELAYER DOZER	2012	ZJB01161	425,287	26000 Commercentre Dr	Lake Forest	CA	92630	Orange
STELLARIS	CATERPILLAR	D6T	PIPELAYER DOZER	2012	ZJB01181	425,287	26000 Commercentre Dr	Lake Forest	CA	92630	Orange
STELLARIS	CATERPILLAR	D6T	PIPELAYER DOZER	2012	ZJB01182	425,287	26000 Commercentre Dr	Lake Forest	CA	92630	Orange
STELLARIS	CATERPILLAR	321D LCR	EXCAVATOR	2012	MPG00446	210,200	26000 Commercentre Dr	Lake Forest	CA	92630	Orange
STELLARIS	CATERPILLAR	321D LCR	EXCAVATOR	2012	MPG00448	210,007	26000 Commercentre Dr	Lake Forest	CA	92630	Orange
STELLARIS	CATERPILLAR	321D LCR	EXCAVATOR	2012	TFG00459	436,765	26000 Commercentre Dr	Lake Forest	CA	92630	Orange
			Total Value			12,886,541
STELLARIS	CATERPILLAR	420E	BACKHOE LOADER	2011	DJL02124	73,159	26000 Commercentre Dr	Lake Forest	CA	92630	Orange
STELLARIS	CATERPILLAR	420E	BACKHOE LOADER	2011	DJL02134	73,112	26000 Commercentre Dr	Lake Forest	CA	92630	Orange
STELLARIS	CATERPILLAR	420E	BACKHOE LOADER	2011	DJL02233	73,470	26000 Commercentre Dr	Lake Forest	CA	92630	Orange
STELLARIS	CATERPILLAR	420E	BACKHOE LOADER	2011	DJL01956	75,719	26000 Commercentre Dr	Lake Forest	CA	92630	Orange
STELLARIS	CATERPILLAR	928HZ	WHEEL LOADER	2011	CXK01290	111,465	26000 Commercentre Dr	Lake Forest	CA	92630	Orange
STELLARIS	CATERPILLAR	962H	WHEEL LOADER	2009	K6K00425	130,555	26000 Commercentre Dr	Lake Forest	CA	92630	Orange
STELLARIS	JOHN DEERE	210LI	SKIPLOADER	2010	1T0210LJPA0890329	40,517	26000 Commercentre Dr	Lake Forest	CA	92630	Orange
MSM	CATERPILLAR	740	ARTICULATING TRUCK	2005	B1P00357	120,505	6218 Hwy. 317	Benton	TX	76513	Bell
JCG	CATERPILLAR	325DL	EXCAVATOR	2010	A3R00187	94,627	11200 Industriplex Blvd, Ste. 150	Baton Rouge	LA	70809	E. Baton Rouge
JCG	CATERPILLAR	325 CL	EXCAVATOR	2005	BFE01900	95,000	11200 Industriplex Blvd, Ste. 150	Baton Rouge	LA	70809	E. Baton Rouge
JCG	CATERPILLAR	420E IT	LOADER	2011	DAN01525	62,538	11200 Industriplex Blvd, Ste. 150	Baton Rouge	LA	70809	E. Baton Rouge
JCG	CATERPILLAR	CS433	VIBRATORY ROLLER	2009	ASR01155	71,777	11200 Industriplex Blvd, Ste. 150	Baton Rouge	LA	70809	E. Baton Rouge
JCG	CATERPILLAR	930G IT	TOOL CARRIER	2005	TWR00517	70,000	11200 Industriplex Blvd, Ste. 150	Baton Rouge	LA	70809	E. Baton Rouge
JCG	CATERPILLAR	930G IT	TOOL CARRIER	2005	TWR01263	70,000	11200 Industriplex Blvd, Ste. 150	Baton Rouge	LA	70809	E. Baton Rouge
JCG	CATERPILLAR	930G IT	TOOL CARRIER	2005	TWR01264	70,000	11200 Industriplex Blvd, Ste. 150	Baton Rouge	LA	70809	E. Baton Rouge
JCG	CATERPILLAR	930G IT	TOOL CARRIER	2005	TWR01262	70,000	11200 Industriplex Blvd, Ste. 150	Baton Rouge	LA	70809	E. Baton Rouge
JCG	CATERPILLAR	930G IT	TOOL CARRIER	2005	TWR01265	70,000	11200 Industriplex Blvd, Ste. 150	Baton Rouge	LA	70809	E. Baton Rouge
JCG	CATERPILLAR	315CL	EXCAVATOR	2005	CJC03102	61,000	11200 Industriplex Blvd, Ste. 150	Baton Rouge	LA	70809	E. Baton Rouge
JCG	CATERPILLAR	966H	LOADER	2009	A6D02328	170,000	11200 Industriplex Blvd, Ste. 150	Baton Rouge	LA	70809	E. Baton Rouge
			Total Value			1,603,444
JCG	CATERPILLAR	322CL	EXCAVATOR	2005	HEK00827	60,000	11200 Industriplex Blvd, Ste. 150	Baton Rouge	LA	70809	E. Baton Rouge
JCG	CATERPILLAR	322CL	EXCAVATOR	2005	HEK00874	55,000	11200 Industriplex Blvd, Ste. 150	Baton Rouge	LA	70809	E. Baton Rouge
JCG	CATERPILLAR	D6N LGP	DOZER	2005	ALY02062	61,000	11200 Industriplex Blvd, Ste. 150	Baton Rouge	LA	70809	E. Baton Rouge
JCG	CATERPILLAR	815B	ROLLER-COMPACTOR	1994	17Z-1688	70,000	11200 Industriplex Blvd, Ste. 150	Baton Rouge	LA	70809	E. Baton Rouge
JCG	CATERPILLAR	TR4503	AUTOGRADE TRIMMER-CMI	1997	544310	65,000	11200 Industriplex Blvd, Ste. 150	Baton Rouge	LA	70809	E. Baton Rouge
JCG	CATERPILLAR	D6N LGP	DOZER	2007	DJY00385	80,000	11200 Industriplex Blvd, Ste. 150	Baton Rouge	LA	70809	E. Baton Rouge
JCG	CATERPILLAR	345 BL	EXCAVATOR	2005	AGS02489	130,000	11200 Industriplex Blvd, Ste. 150	Baton Rouge	LA	70809	E. Baton Rouge
MSM	CATERPILLAR	320CL	EXCAVATOR	2006	EAG00453	50,000	11200 Industriplex Blvd, Ste. 150	Baton Rouge	LA	70809	E. Baton Rouge
MSM	NEW HOLLAND	RG140	GRADER	2006	5AF00152	70,000	11200 Industriplex Blvd, Ste. 150	Baton Rouge	LA	70809	E. Baton Rouge
MSM	VOLVO	EC210 CL	EXCAVATOR	2009	VCEC210CK00140218	90,000	11200 Industriplex Blvd, Ste. 150	Baton Rouge	LA	70809	E. Baton Rouge
MSM	KAWASAKI	95ZV	LOADER	2007	97C5-5102	95,000	11200 Industriplex Blvd, Ste. 150	Baton Rouge	LA	70809	E. Baton Rouge

Arb	ABI	TM13/16	PILE EXCAVATOR DRIVER w/Vibro & Drill	2003	5356625	800,000	26000 Commercentre Dr	Lake Forest	CA	92630	Orange
			Total Value			1,626,000

					Grand Total	16,115,986